SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

         --------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  March 4, 2004

                            Rexhall Industries, Inc.
               (Exact name of registrant as specified in charter)

California                          0-10067                      95-4135907
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

46147 7th Street West, Lancaster California     93534
-----------------------------------------------------
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:   (661) 726-0565
                                                      --------------

Item 4.  Changes in Registrant's Certifying Accountant.
-------  ---------------------------------------------

     By letter dated March 4, 2004, Beckman Kirkland & Whitney ("BKW") resigned as the independent accountants for registrant because BKW's application with the Public Company Accounting Oversight Board (the "PCAOB") was still pending approval. Until such approval, BKW is unable to issue audit reports on the financial statements of public companies subject to SEC regulations and therefore currently cannot issue an audit report on registrant's financial statements at and for the year ended December 31, 2003. BKW was unable to estimate when the PCAOB will compete its review process and therefore resigned in order to protect the interests of registrant.

     On March 5, 2004, registrant, upon the recommendation of its audit committee, engaged Cacciamatta Accountancy Corporation ("CAC"), located in Irvine, California, to serve as its new auditors.

     Registrant engaged BKW as its independent auditors on March 5, 2003 and BKW reported on registrant's financial statements at and for the year ended December 31, 2002. The audit report of BKW on registrant's financial statements as of and for the year ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2002 and December 31, 2003 and the subsequent interim period to the date hereof, there were none of the following involving registrant and BKW: (i) any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BKW's satisfaction, would have caused BKW to make reference to the subject matter of the disagreement in connection with its report; or (ii) a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     During the years ended December 31, 2002 and December 31, 2003 and the subsequent interim periods, registrant did not consult with CAC regarding (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or
(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a) (1)(v) of Regulation S-K).

     Registrant  provided a copy of the foregoing  disclosures  to BKW.  Exhibit
16.1 to this Form 8-K is a copy of BKW's letter dated March 10, 2004 stating that it has found no basis for disagreement with such statements.

Item 7. Financial Statements and Exhibits.

     (a). Financial Statements.

          Not Applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     16.1 Letter from Beckman Kirkland & Whitney dated March 10, 2004 indicating no disagreements with disclosures made in response to Item 4 of this Form 8-K.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Rexhall Industries, Inc.
                                         --------------------------
                                                                   (Registrant)

      Date: March 11, 2004               By: /S/ William J. Rex
                                           -----------------------------------
                                                William J. Rex,
                                         President & Chief Executive Officer

                                                                    Exhibit 16.1

Beckman Kirkland & Whitney
5210 Lewis Road, Suite #14
Agoura Hills, California  91301
-------------------------------
Certified Public Accountants
Member of AICPA
Division of Firms
SEC Practice Section




March 10, 2004



SECURITIES & EXCHANGE COMMISSION
Washington D.C.  20549

Beckman Kirkland & Whitney, the former accountants for Rexhall Industries, Inc. ("the registrant"), have read and agree with the disclosures the registrant has mad in response to Item 304(a) of Regulation S-K on Form 8-K dated March 4, 2004.



/S/ Beckman Kirkland & Whitney
Agoura Hills, California